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                                                                     Exhibit 1.1
                                14,000,000 Shares

                           Dal-Tile International Inc.

                     COMMON STOCK, par value $0.01 per share

                             UNDERWRITING AGREEMENT

                                                                   May [ ], 2001

CREDIT SUISSE FIRST BOSTON CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
UBS WARBURG LLC
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation
     Eleven Madison Avenue
       New York, NY  10010-3629

Ladies and Gentlemen:

      1. Introductory. The stockholders listed in Schedule A hereto (the "Selling Stockholders") propose severally to sell an aggregate of 14,000,000 outstanding shares (the "Firm Securities") of the Common Stock, par value $0.01 per share (the "Securities"), of Dal-Tile International Inc., a Delaware corporation (the "Company"), and also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 2,100,000 additional outstanding shares (the "Optional Securities") of the Company's Securities as set forth below. The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Selling Stockholders hereby agree with the Company and with the several Underwriters named in Schedule B hereto (the "Underwriters") as follows:

      2. Representations and Warranties of the Company and the Selling Stockholders. (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

            (i) A registration statement (No. 333-59190) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either (A) has been declared effective under the Securities Act of 1933 (the "Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has

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      been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means
      (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and become effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein and all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

            (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and
      (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Regis-


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      tration Statement and the Prospectus will conform, in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof.

            (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have, individually or in the aggregate, a Material Adverse Effect (as defined below).

            (iv) Each "significant" subsidiary (as that term is used in Rule 1.02(w) of Regulation S-X under the Act) of the Company (each, a "Material Subsidiary") has been duly incorporated and is an existing corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, except to the extent that the failure to be so qualified or be in good standing would not have, individually or in the aggregate, a Material Adverse Effect; and each Material Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each Material Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and except as disclosed in the Prospectus, the capital stock of each Material Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

            (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform as to legal matters to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the offering contemplated by this Agreement.

            (vi) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

            (vii) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities regis-


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      tered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

            (viii) The Offered Securities are listed on The New York Stock Exchange.

            (ix) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as (A) have been obtained and made under the Act,
      (B) may be required under state securities laws and (C) may be required by the National Association of Securities Dealers, Inc. (the "NASD").

            (x) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, (B) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (C) the charter or by-laws of the Company or any Material Subsidiary except for, in the case of clause (A) or (B), any such breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

            (xi) This Agreement has been duly authorized, executed and delivered by the Company.

            (xii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all personal properties owned by them, in each case free from liens, encumbrances and defects, except as would not materially affect the Company and its subsidiaries taken as a whole, or materially interfere with the use made or to be made thereof by them, taken as a whole; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases, except as would not materially interfere with the use made or to be made thereof by them, taken as a whole.

            (xiii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct their respective businesses and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

            (xiv) No strike, labor dispute, slowdown, work stoppage or disturbance with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might individually or in the aggregate have a Material Adverse Effect.

            (xv) The Company and/or its subsidiaries own, possess or have the rights to use adequate trademarks, trade names, inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business as currently operated by them and have not received any written notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.


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            (xvi) Except as disclosed in the Prospectus and as would not, individually or in the aggregate, have a Material Adverse Effect: (A) each of the Company and its subsidiaries is in compliance with and not subject to liability under applicable Environmental Laws (as defined below); (B) each of the Company and its subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect; (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company and its subsidiaries, threatened against them under any Environmental Law; (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of its subsidiaries; (E) none of the Company or any of its subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable Environmental Law; (F) no property or facility of the Company or any of its subsidiaries is (1) listed or proposed for listing on the National Priorities List under CERCLA or (2) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority; (G) none of the Company or any of its subsidiaries is subject to any order, decree or agreement requiring, or is otherwise obligated or required to perform, any response or corrective action relating to any Hazardous Materials (as defined below) pursuant to any Environmental Law; and (H) there are no past or present actions, events, operations or activities which could reasonably be expected to prevent or interfere with compliance by the Company and its subsidiaries with any applicable Environmental Law or to result in liability under any applicable Environmental Law.

      For purposes of this Agreement: (A) "Environmental Laws" means the common law and all applicable laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public or employee health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of Hazardous Materials, and (iii) protection or restoration of natural resources such as flora, fauna and wetlands; and (B) "Hazardous Materials" means any pollutant, contaminant, waste, chemical, substance, material or constituent subject to regulation or which can give rise to liability under any Environmental Law.

            (xvii) Except as disclosed in the Prospectus, there are no pending or, to the knowledge of the Company, threatened actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that the Company believes have a reasonable likelihood of being determined adversely to the Company or any of its subsidiaries and, if so determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and, except as disclosed in the Prospectus, no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

            (xviii) Except as disclosed in the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or another subsidiary of the Company.


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            (xix) Each of the Company and its subsidiaries has insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

            (xx) The statistical and market-related data included in each Registration Statement and the Prospectus are based on or derived from independent sources which the Company believes to be reliable and accurate in all material respects or represent the Company's good faith estimates that are made on the basis of data derived from such sources.

            (xxi) The Company, with respect to itself and its subsidiaries, (A) makes and keeps books and records that are accurate in all material respects, and (B) maintains internal accounting controls that provide reasonable assurances that transactions are executed in accordance with management's authorization, transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, access to assets is permitted only in accordance with management's authorization and the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (xxii) There are no contracts, agreements or other documents required to be described in the Prospectus or to be filed as exhibits to any Registration Statement by the Act or the Rules and Regulations which have not been described or filed as required;

            (xxiii) None of the Company nor any subsidiary of the Company has incurred any liability for any prohibited transaction or funding deficiency or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to which the Company or any subsidiary of the Company makes or ever has made a contribution and in which any employee of the Company or any such subsidiary is or has ever been a participant, that would individually in the aggregate have a Material Adverse Effect. With respect to such plans, each of the Company and its subsidiaries is in compliance in all respects with all applicable provisions of ERISA, except where the failure to so comply would not individually or in the aggregate have a Material Adverse Effect.

            (xxiv) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

            (xxv) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus (excluding any amendments or supplements thereto subsequent to the date of this Agreement) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (xxvi) The Company is not and, after giving effect to the offering and sale of the Offered Securities, will not be an "investment company" as defined in the Investment Company Act of 1940.

      (b) Each Selling Stockholder severally and not jointly represents and warrants to, and agrees with, the several Underwriters that:


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            (i) Such Selling Stockholder has and on each Closing Date
      hereinafter mentioned will have good and marketable title to the Offered Securities, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders agreements and voting trusts whatsoever, to be delivered by such Selling Stockholder on such Closing Date; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will acquire good and marketable title, free and clear of all liens, encumbrances, claims, security interests, restrictions, stockholders agreements and voting trusts whatsoever, to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date.

            (ii) Such Selling Stockholder has full right, power and authority to execute, deliver and perform its obligations under this Agreement, the Power of Attorney and Custody Agreement, and to sell, transfer and deliver the Offered Securities pursuant to this Agreement; and all authorizations and consents, including, but not limited to, any releases necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Power of Attorney and Custody Agreement and for the sale and delivery of the Offered Securities to the Underwriters have been obtained and are in full force and effect; and each of this Agreement, the Power of Attorney and Custody Agreement constitutes a valid and binding agreement of the Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting enforcement of creditors' rights generally or by general principles of equity.

            (iii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statement therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus do not include, or will not include, any untrue statement of a material fact or do not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
      Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will not include any untrue statement of a material fact or will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. This paragraph applies only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company by such Selling Stockholder specifically for use therein.

            (iv) There are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment.

            (v) There is no action, suit or proceeding before or by any government, governmental instrumentality or court, domestic or foreign, now pending or, to the knowledge of such Selling Stockholder, threatened, to which such Selling Stockholder is or would be a party or of which the property of such Selling Stockholder is or may be subject, that (a) seeks to restrain, enjoin, prevent the consumma-tion of or otherwise challenge the sale of the Offered Securities by such Selling Stockholder or any of the other transactions contemplated hereby or (b) questions the legality or validity of any such transactions or seeks to recover damages or obtain other relief in connection with any such transactions.

            (vi) No filing, authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court (other than under the Act and the Rules and Regulations and the securities or blue sky laws of the various states in connection with the sale of the Offered Securities), domestic or foreign, is required by reason of facts specifically pertaining to such Selling Stockholder or its legal or regulatory status in connection with the due authorization, execution and delivery by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement and the valid sale and delivery of the Offered Securities to be sold by such Selling Stockholder hereunder and thereunder.

      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, each Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from each Selling Stockholder, at
a purchase price of $[   ] per share, that number of Firm Securities (rounded up
or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto by a fraction, the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

      Certificates in negotiable form for the Offered Securities have been placed in custody, for delivery under this Agreement, under Custody Agreements made with Mellon Investor Services LLC, as custodian (the "Custodian"). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for the Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

      In addition, upon written notice from CSFBC given to the Company and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholders in Schedule A hereto under the caption "Number of Optional Securities To Be Sold" and the denominator of which is the total number of Optional Securities (subject to adjustment by CSFBC to eliminate fractions). Such Optional Securities shall be purchased from each Selling Stockholder for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Selling Stockholders.

      Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Custodian will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order
of         , at the office of           . The certificates for the Optional
Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available
for checking and packaging at the office of          at a reasonable time in
advance of such Optional Closing Date.

      4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

      5. Certain Agreements of the Company and the Selling Stockholders. (a) The Company agrees with the several Underwriters and the Selling Stockholders that:

            (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 5:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

            (ii) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent (not to be unreasonably withheld); and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

            (iii) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (iv) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

            (v) The Company will furnish to the Representatives copies of each Registration Statement, five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Selling Stockholders will pay the expenses of printing and distributing to the Underwriters all such documents.

            (vi) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution.

            (vii) For a period of 180 days after the date of the initial public offering of the Offered Securities, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, issuances of Securities pursuant to the exercise of such options or issuances of Securities pursuant to the Company's dividend reinvestment plan.

            (viii) The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (A) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (B) the preparation, printing and delivery to the Underwriters of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Offered Securities, (C) the preparation, issuance and delivery of the certificates for the Offered Securities to the Underwriters, (D) the fees and disbursements of the Company's counsel, accountants and other advisors,
      (E) the qualification of the Offered Securities under the laws of such jurisdictions as CSFBC designates, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the blue sky survey and any supplement thereto (such fees and expenses of counsel not to exceed $5,000), (F) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any term sheets and of the Prospectuses and any amendments or supplements thereto, (G) the preparation, printing and delivery to the Underwriters of copies of the blue sky survey and any supplement thereto,
      (H) the fees and expenses of any transfer agent or registrar for the Offered Securities, (I) the filing fees incident to the review by the NASD of the terms of the Offered Securities, (J) the fees and expenses incurred in connection with the listing of the Offered Securities on The New York Stock Exchange, (K) the fees and expenses of the custodian under the Custody Agreement and Power of Attorney, and (L) any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities.

      (b) Each Selling Stockholder agrees with the several Underwriters and the Company that:

            (i) Except as provided in clause (viii) in Section 5(a), such Selling Stockholder will pay all expenses incident to the performance of the obligations of such Selling Stockholder under, and the consummation of the transactions contemplated by, this Agreement, including any fees and disbursements of counsel to DTI Investors LLC, underwriting discounts and commissions and any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Offered Securities to the Underwriters.

            (ii) Each Selling Stockholder agrees, for a period of 180 days after the date of the initial public offering of the Offered Securities, not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of the Securities of the Company or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into any transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by the delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of CSFBC. In addition, such Selling Stockholder agrees that, without the prior written consent of CSFBC, it will not, during the period commencing on the date hereof and ending 180 days after the date of the initial public offering of the Offered Securities, make any demand for, or exercise any right with respect to, the registration of any shares of Securities or any security convertible into or exercisable or exchangeable for shares of Securities. Notwithstanding the foregoing, each Selling Stockholder may transfer (A) any shares of Securities acquired by it in the open market, (B) such Selling Stockholder's shares of Securities as a bona fide gift to any person, trust or other entity and (C) such Selling Stockholder's shares of Securities to any trust for the benefit of such Selling Stockholder or members of the immediate family of such Selling Stockholder, provided that such transfer shall not involve a disposition for value; provided, however, that, in the case of each of clauses (B) and
      (C), (x) such person, donee or trust, as the case may be, duly and validly executes a written agreement agreeing to the terms of this paragraph prior to such transfer and (y) such executed agreement is delivered to CSFBC, attention: Transactions Advisory Group.

      6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy on such date of the representations and warranties on the part of the Company and the Selling Stockholders herein, to the accuracy on such date of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

      (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Ernst & Young confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that:

            (i) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

            (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

            (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                  (A) the unaudited financial statements included in the
            Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                  (B) the unaudited consolidated net sales, net operating
            income, net income and earnings per share amounts for the three-month periods ended March 31, 2000 and March 30, 2001 included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

                  (C) at a specified date not more than three business days
            prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or any decrease in consolidated [net current assets or] net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                  (D) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year in consolidated net sales or net operating income in the total or per share amounts of consolidated income before extraordinary net income;

            except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur; and

                  (iv) they have compared specified dollar amounts (or
            percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                  For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements. All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Registration Statements for purposes of this subsection.

            (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 5:00 P.M., New York time, on the date of this Agreement or such later time as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later that 5:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later time as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
      Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company or the Representatives, shall be contemplated by the Commission.

            (c) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

            (d) The Representatives shall have received an opinion, dated such Closing Date, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Company, covering the following matters and otherwise satisfactory to the Representatives and their counsel:

                  (i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in the jurisdictions identified on a schedule to such opinion;

                  (ii) The Company's authorized capital stock is as set forth in the Prospectus under the caption "Capitalization". The Offered Securities delivered on such Closing Date have been duly authorized and validly issued, are fully paid and nonassessable and the description thereof contained in the Prospectus under the caption "Description of Capital Stock," to the extent that such information constitutes matters of law or summaries of legal matters or documents, has been reviewed by such counsel and is correct in all material respects; and the stockholders of the Company have no preemptive rights with respect to the Securities;

                  (iii) No consent, approval, authorization or order of, or
            filing with, any New York, Delaware (as it relates to the General Corporation Law of the State of Delaware) or federal governmental agency, body or court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as (A) have been obtained and made under the Act, (B) may be required under state securities laws and (C) may be required by the NASD;

                  (iv) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the consummation of the transactions herein contemplated, do not and will not (A) contravene any provision of the Restated Certificate of Incorporation or Restated By-Laws of the Company or
            (B) violate (1) any statute, rule or regulation of any governmental agency or body or any authority of the United States of America or the State of New York or of the State of Delaware pursuant to the General Corporation Law of the State of Delaware applicable to the Company or (2) any judgment, decree or order of any court or governmental agency or body of the United States of America or the State of New York or the State of Delaware pursuant to the General Corporation Law of the State of Delaware set forth in the officers' certificate to be attached to such opinion;

                  (v) To the knowledge of such counsel, other than as described in the Registration Statement, no legal, regulatory or governmental proceedings are pending to which the Company or any subsidiary of the Company is a party or to which the property of the Company or any subsidiary of the Company is subject, before or brought by any New York, Delaware or federal court, governmental agency or body which might reasonably be expected to result in a

            Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement, and to the knowledge of such counsel, no such proceedings have been threatened against the Company or any subsidiary of the Company or with respect to any of its respective assets or properties;

                  (vi) The statements in the Prospectus under the headings
            "Description of Capital Stock" and "Shares Eligible for Future Sale", insofar as such statements purport to summarize the Company's authorized capital stock and agreements to which the Company is a party, provide a fair summary of such agreements;

                  (vii) The Initial Registration Statement was declared
            effective under the Act, the Additional Registration Statement (if any) has been declared effective under the Act, any required filing of the Prospectuses pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial statements, the notes and schedules thereto and the other financial information included therein or omitted therefrom, as to which such counsel need express no opinion), each appeared on its face to be responsive as to form in all material respects to the requirements of the Act and the Rules and Regulations; it being understood that such counsel need express no opinion as to the financial statements, the notes and schedules thereto or other financial information contained in the Registration Statements or the Prospectus;

                  (viii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company;

                  (ix) This Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder;

                  (x) The Power of Attorney and the Custody Agreement of each
            Selling Stockholder constitute a valid and binding agreement of such Selling Stockholder subject to limitations imposed by federal or state securities laws or principles of public policy to enforcement of rights to indemnification and contribution;

                  (xi) No consent, approval, authorization or order of or
            qualification by the State of Delaware (as it relates to the General Corporation Law of the State of Delaware), State of New York or any federal governmental body or agency is required for the performance by any Selling Stockholder of its obligations under the Underwriting Agreement, the Power of Attorney and the Custody Agreement of such Selling Stockholder, except such as have been obtained under the Act or such as may be required by the securities or blue sky laws, in connection with the purchase and distribution of the Offered Securities by the Underwriters, provided that the foregoing opinion is limited to such consents, approvals, authorizations, orders or qualifications which in our experience are normally applicable to public offerings of securities of the type contemplated by the Underwriting Agreement excluding consents, approvals, authorizations, orders or qualifications that are applicable to any Selling Stockholder solely because of its specific status (including regulatory status), other than its status as a selling stockholder; and

                  (xii) Upon (A) payment for the Offered Securities as provided in the Underwriting Agreement, (B) registration of the transfer of the Offered Securities to, and registration of the Offered Securities in the name of, Cede & Co. or such other nominee as may be designated by the Depository Trust Company ("DTC") and (C) the crediting of the Offered Securities on the books of DTC to the securities accounts (within the meaning of Section 8-501 of the Uniform Commercial Code as currently in effect in the State of New York (the "UCC")) of the various Underwriters (assuming that each of the Underwriters lacks notice of any "adverse claim" (within the meaning of Section 8-102 of the UCC) to the Offered Securities), (x) the Underwriters will acquire valid "security entitlements" in respect of the Offered Securities (within the meaning of Section 8-102 of the UCC) and (y) no action based on any "adverse claim" (within the meaning of Section 8-102 of the UCC) to the Offered Securities may be asserted against the Underwriters with respect to such security entitlements.

                  In addition, such counsel shall state that in the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel participated in conferences with certain of the officers and representatives of, and the independent public accountants for the Company at which the contents of the Registration Statement and the Prospectus were discussed. Between the date of the effectiveness of the Registration Statement and the time of delivery of such opinion, such counsel participated in additional conferences with certain of the officers and representatives of, and independent public accountants for, the Company, at which the contents of the Prospectus were discussed to a limited extent. Such counsel shall state that, given the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process, such counsel shall not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except as described in clause (vi) above. Subject to the foregoing and on the basis of the information gained in the performance of the services referred to above, including information obtained from officers and other representatives of, and the independent public accountants for, the Company, such counsel shall state that no facts have come to their attention that have caused them to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus, as of the date of the opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Also, subject to the foregoing, such counsel shall state that no facts have come to their attention in the course of the procedures described in the second sentence of this paragraph that cause them to believe that the Prospectus, as of the date and time of delivery of such opinion, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall state that they express no view or belief, however, with respect to financial statements, the notes or schedules thereto or other financial information included in or incorporated by reference into or omitted from the Registration Statement or the Prospectus.

            (e) The Representatives shall have received an opinion, dated such Closing Date, of Mark A. Solls, general counsel to the Company, covering the following matters and otherwise satisfactory to the Representatives and their counsel:

                  (i) The Company is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified or to be in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole;

                  (ii) All outstanding shares of the Common Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and conform in all material respects to the description thereof contained in the Prospectus;

                  (iii) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, and the consummation of the transactions herein contemplated, do not and will not, to the knowledge of such counsel, (A) contravene, result in a breach of or constitute a default under any agreement or instrument binding upon the Company (or any of its subsidiaries) or to which it is a party or to which any of the properties of the Company or any such subsidiary is subject (1) that is or was required to be filed as an exhibit to the Registration Statement or the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2000 or (2) is or was required to be listed as an exhibit to any document filed with the Commission subsequent to December 29, 2000 and prior to the date of this opinion that is incorporated or deemed to be incorporated in the Registration Statement, or (B) violate (1) any statute, rule or regulation of the State of Texas or (2) any judgment, decree or order of any court or governmental agency of the State of Texas set forth in the officers' certificate to be attached to such opinion;

                  (iv) To the knowledge of such counsel, other than as described in the Registration Statement, no legal, regulatory or governmental proceedings are pending to which the Company or any subsidiary of the Company is a party or to which the property of the Company or any subsidiary of the Company is subject, before or brought by any Texas court, governmental agency or body which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement, or which are required to be disclosed in the Registration Statement, and to the knowledge of such counsel, no such proceedings have been threatened against the Company or any subsidiary of the Company or with respect to any of its respective assets or properties;

                  (v) There is no contract or other document of a character
            required to be described in the Registration Statement, or to be filed as an exhibit thereto, which is not described or filed as required, and such counsel has no actual knowledge of any rights granted to any person to require the Company to file a registration statement with respect to the Common Stock, other than any such rights which have been exercised in connection with this Offering or which have been waived in writing; and

                  (vi) The statements in the Prospectus under the heading
            "Business--Legal Proceedings", insofar as such statements purport to summarize certain proceedings to which the Company and its subsidiaries are a party, provide a fair summary of such proceedings.

                  In addition, such counsel shall state that no facts have come to his attention that have caused him to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the date of the opinion contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel shall state that he expresses no view or belief, however, with respect to financial statements, the notes or schedules thereto or other financial information included in or incorporated by reference into or omitted from the Registration Statement or the Prospectus.

            (f) The Representatives shall have received an opinion, dated such Closing Date, of Consultoria Juridica Mercantil, S.A. de C.V., Mexican counsel to the Company, covering the following matters and otherwise satisfactory to the Representatives and their counsel:

                  (i) Dal-Tile Mexico S.A. de C.V. is a corporation duly
            organized under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and

                  (ii) Neither the execution, delivery or performance by the
            Company of the underwriting agreement conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate of incorporation, bylaws or similar organizational document of Dal-Tile Mexico S.A. de C.V.

            (g) The Representatives shall have received an opinion, dated such Closing Date, of counsel for each Selling Stockholder listed on Schedule C hereto, to the effect that:

                  (i) The Power of Attorney and the Custody Agreement of such
            Selling Stockholder have been duly authorized, executed, and delivered by or on behalf of such Selling Stockholder; and

                  (ii) The execution and delivery by or on behalf of such
            Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, the Underwriting Agreement, the Power of Attorney and the Custody Agreement of such Selling Stockholder will not contravene any provision of the laws of the State of Delaware (as it relates to the General Corporation Law of the State of Delaware), the State of New York, [the State of [jurisdiction of incorporation, if other]], or the federal laws of the United States [or the laws of [country of incorporation, if other]] applicable to such Selling Stockholder, provided that the foregoing opinion is limited to such laws which, in our experience, are normally applicable to public offerings of securities of the type contemplated by the Underwriting Agreement excluding laws that are applicable to such Selling Stockholder solely because of its specific status (including regulatory status), other than its status as a selling stockholder.

            (h) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Selling Stockholders and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (A) the representations and warranties of the Company in this Agreement are true and correct; (B) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; (C) no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are con-templated by the Commission; (D) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any underwriter; and, subsequent to the dates of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

            (j) The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young which meets the requirements of subsection
      (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

            (k) Lock-up agreements each in form and substance satisfactory to the Representatives shall be in full force and effect on the Closing Date from DTI Investors LLC and from each other party to whom they have distributed Securities and the persons listed on Schedule D hereto.

            (l) The Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

            (m) CSFBC shall have received on the Closing Date evidence satisfactory to CSFBC that the Custodian has been instructed to deliver to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

            (n) The Offered Securities being sold hereunder by the Company shall have been duly admitted for listing, and evidence shall have been provided that the Offered Securities are admitted and authorized for trading, on The New York Stock Exchange.

The Selling Stockholders and the Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

      7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(c) below.

      (b) Each Selling Stockholder will severally and not jointly indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) no Selling Stockholder will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents other than in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein or contained in a representation or warranty given by such Selling Stockholder in this Agreement, and (ii) the liability of such Selling Stockholder pursuant to this subsection (b) shall be limited to an amount equal to the aggregate net proceeds (after deducting underwriting discounts and commissions but before deducting any other expenses incident to the consummation of the transactions contemplated by this Agreement) to such Selling Stockholder from the sale of the Offered Securities by it.

      (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each
Underwriter: [                ].

      (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

      (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), (i) no Selling Stockholder shall be required to contribute any amount in excess of the total net proceeds (after deducting underwriting discounts and commissions but before deducting any other expenses incident to the consummation of the transactions contemplated by this Agreement) received by such Selling Stockholder from the sale of the Offered Securities by it, and (ii) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

      8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First Closing Date or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

      9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Selling Stockholders shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Company, the Selling Stockholders, and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

      10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Dal-Tile International Inc., 7834 Hawn Freeway, Dallas, TX 75217,
Attention: Mark A. Solls, or, if sent to the Selling Stockholders or any of them, will be mailed, delivered or telegraphed and confirmed to Thomas P. Salice and Vincent A. Mai, attorneys-in-fact, c/o AEA Investors Inc., 65 East 55th Street, New York, New York 10022; provided, however, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 8, and no other person will have any right or obligation hereunder.

      12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters. Thomas P. Salice or Vincent A. Mai will act for the Selling Stockholders in connection with such transactions, and any action under or in respect of this Agreement taken by Thomas P. Salice or Vincent A. Mai will be binding upon all the Selling Stockholders.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

      The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                            [SIGNATURE PAGES FOLLOW]

      If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.

                               Very truly yours,

                               SELLING STOCKHOLDERS

                               _________________________________________________
                               Name:
                               Title: Attorney-In Fact acting on behalf of each Selling Stockholder named on
                                       Schedule A

                               DAL-TILE INTERNATIONAL INC.

                               By:     _________________________________________
                                       Name:
                                       Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
UBS WARBURG LLC
      Acting on behalf of themselves and
        as the Representatives of the
        several Underwriters

By: CREDIT SUISSE FIRST BOSTON CORPORATION


By: _______________________________________________
    Name:
    Title:

                                   SCHEDULE A

                                 Number of Firm            Number of Optional
Selling Stockholder              Securities To Be Sold     Securities To Be Sold
-------------------              ---------------------     ---------------------




















                                 ---------------------     ---------------------
Total
                                 =====================     =====================

                                   SCHEDULE B

                                                                 Number of Firm
                                                                   Securities
                     Underwriter                                 To Be Purchased
                     -----------                                 ---------------

Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
UBS Warburg LLC

















                                                                 ----------
       Total                                                     14,000,000
                                                                 ==========

                                   SCHEDULE C

Selling Stockholder
-------------------